UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 29, 2004
                                                         -----------------

                  Exact name of registrants as specified in
                   their charters, state of incorporation,
Commission File    address of principal executive offices,    I.R.S. Employer
Number                      and  telephone number          Identification Number
------                      ---------------------          ---------------------

1-15929                     Progress Energy, Inc.               56-2155481
                          410 S. Wilmington Street
                      Raleigh, North Carolina 27601-1748
                         Telephone: (919) 546-6111
                   State of Incorporation: North Carolina

1-3382                 Carolina Power & Light Company           56-0165465
                      d/b/a Progress Energy Carolinas, Inc.
                          410 S. Wilmington Street
                     Raleigh, North Carolina 27601-1748
                         Telephone: (919) 546-6111
                   State of Incorporation: North Carolina

1-3274                   Florida Power Corporation              59-0247770
                    d/b/a Progress Energy Florida, Inc.
                             100 Central Avenue
                     St. Petersburg, Florida 33701-3324
                         Telephone: (727) 820-5151
                      State of Incorporation: Florida

                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by three registrants: Progress Energy, Inc., Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf.

Section 1 - Registrant's Business and Operations

Item 1.02 Termination of Material Definitive Agreement.

On November 29, 2004, Progress Energy, Inc. ("Progress Energy" or the "Company") announced that William S. Orser, Group President of Energy Supply, will retire from the Company, effective April 1, 2005. Mr. Orser's retirement will result in the termination of the Employment Agreement, dated August 1, 2000, between him and Carolina Power & Light Company, a subsidiary of the Company. The Employment Agreement contains terms and conditions regarding Mr. Orser's employment with the Company, including salary, duties, employment benefits and severance benefits. Pursuant to the terms of the Employment Agreement, Mr. Orser will be entitled to, among other things, continuation of his base salary until July 31, 2007 and will be eligible for his incentive bonus award for 2004. Mr. Orser also will be eligible to retain all benefits in which he has vested under the Company's compensation and benefit plans and will be entitled to continuation of certain health benefits. Mr. Orser has no other material relationship with the Company or its affiliates. The Company will not incur any penalties in connection with the termination of the agreement. Mr. Orser's Employment Agreement was filed as Exhibit 10(ii) to Carolina Power & Light Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.


Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosures and qualifications set forth in Item 1.02 above are incorporated into this Item 5.02 by reference.

This combined report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The matters discussed throughout this document that are not historical facts are forward-looking and, accordingly, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and neither Progress Energy, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. nor Florida Power Corporation d/b/a Progress Energy Florida, Inc. undertakes any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    PROGRESS ENERGY, INC.,
                                    CAROLINA POWER & LIGHT COMPANY
                                    d/b/a PROGRESS ENERGY CAROLINAS, INC. and
                                    FLORIDA POWER CORPORATION
                                    d/b/a PROGRESS ENERGY FLORIDA, INC.
                                    -----------------------------------
                                    Registrants


                                    By: /s/ Geoffrey S. Chatas
                                       -----------------------------------
                                       Geoffrey S. Chatas
                                       Executive Vice President and
                                       Chief Financial Officer



Date:  December 3, 2004